UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: February 2, 2022
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
26642 Towne Centre Drive
Foothill Ranch, California 92610
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1.01 Entry into a Material Definitive Agreement.

Second Amended and Restated Mortgage Loan Purchase and Sale Agreement with Bank of America, N.A.

On February 2, 2022, loanDepot.com, LLC, a Delaware limited liability company and an indirect subsidiary of loanDepot, Inc. (the “Company”), as seller, entered into a Seconded Amended and Restated Mortgage Loan Participation Purchase and Sale Agreement with Bank of America, NA., a national banking association (“BANA”), as purchaser (as amended, restated, supplemented or otherwise modified from time to time, the “BANA MLPSA”), pursuant to which the Company may sell to, and later repurchase from, BANA the Company’s beneficial right, title and interest in and to certain designated pools of fully amortizing first lien residential mortgage loans eligible in the aggregate to back securities and the servicing rights related thereto in exchange for a participation certificate. The BANA MLPSA and certain ancillary agreements provide for uncommitted financing of $25 million. The expiration date of the BANA MLPSA is September 26, 2022, unless extended or earlier terminated in accordance with the terms of the BANA MLPSA. The BANA MLPSA amends and restates an amended and restated mortgage loan purchase and sale agreement, dated as of July 15, 2015, as amended, restated, supplemented or otherwise modified from time to time, entered into by the Company and BANA.

The BANA MLPSA contains representations, warranties, covenants, events of default and indemnities that are customary for agreements of these types.

The foregoing description of the BANA MLPSA is not complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated BANA MLPSA, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description
10.1
Second Amended and Restated Mortgage Loan Participation Purchase and Sale Agreement, dated as of February 2, 2022, by and between Bank of America, N.A., as purchaser, and loanDepot.com, LLC, as seller.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2022

loanDepot, Inc.

By:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	Chief Financial Officer